

HIGHPEAK ENERGY

Investor Presentation – May 2020

Disclaimer

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'). All statements, other than statements of present or historical fact included in this presentation, regarding the proposed merger of Pure Acquisition Merger Sub, Inc. ("MergerSub"), a Delaware corporation and wholly owned subsidiary of HighPeak Energy, Inc. ("HighPeak"), a Delaware corporation and wholly owned subsidiary of Pure Acquisition Corp., a Delaware corporation ("Pure"), into Pure and the proposed contribution of the partnership interests in HPK Energy, LP, a Delaware limited partnership ("HPK"), to HighPeak. HighPeak's and Pure's ability to consummate the transaction, including raising an adequate amount of equity and debt financing, the benefits of the transaction and HighPeak's future financial performance following the transaction, as well as Pure's and HighPeak's strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management of HighPeak and Pure are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, HighPeak and Pure disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. HighPeak and Pure caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either HighPeak or Pure, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, the impact of the novel coronavirus 2019 ("COVID-19") and related responsive measures, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, HighPeak's or Pure's ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Pure's and HighPeak's expectations and projections can be found in Pure's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Pure's SEC Filings are available publicly on the SEC's website at www.sec.gov.

No Offer or Solicitation

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

In connection with the proposed business combination, HighPeak will file with the SEC an amended registration statement on Form S-4, which will include a prospectus of HighPeak and a proxy statement of Pure. Pure and HighPeak also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of Pure. INVESTORS AND SHAREHOLDERS OF PURE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be ableto obtain free copies of the proxy statement/prospectus and other documents containing important information about Pure and HighPeak once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement/prospectus by directing a request to: Pure Acquisition Corp., 421 W. 3rd St., Suite 1000, Fort Worth, Texas 76102, email: IR@highpeakenergy.com, Attn: Investor Relations.

Participants in the Solicitation

Pure, HighPeak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pure's shareholders in connection with the proposed transactions. Information about the directors and executive officers of Pure is set forth in Pure's Annual Report on Form 10-K which was filed with the SEC on March 13, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination, HighPeak will file a registration statement on Form S-4 and the related proxy statement/prospectus with the SEC. Additionally, Pure and HighPeak will file other relevant materials with the SEC in connection with the proposed merger of MergerSub into Pure and the proposed contribution of the partnership interests in HPK to HighPeak. The materials to be filed by Pure and HighPeak with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Pure are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Pure, HighPeak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Pure's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Pure's executive officers and directors in the solicitation by reading Pure's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pure's and HighPeak's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indictive of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact either HighPeak's or Pure's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results.

This presentation contains volumes and PV-10 values of our proved reserves and unproved resources. The SEC strictly prohibits companies from aggregating proved, probable and possible reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. The SEC also prohibits companies from including resources that are not proved, probable and possible reserves in filings with the SEC. Investors should be cautioned that estimates of volumes and PV-10 values of resources other than proved reserves are inherently more uncertain than comparable measures for proved reserves. Further, because estimates of proved reserves and unproved resources have not been adjusted for risk due to this uncertainty of recovery, their summation may be of limited use.

USE OF PROJECTIONS

This presentation contains projections for HighPeak and Pure, including with respect to its EBITDA, net debt to EBITDA ratio, capital budget, free cash flow and operating margin as well as its production volumes. HighPeak's and Pure's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessary indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of Pure after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation includes non-GAAP financial measures, including EBITDA and free cash flow of HighPeak and/or Pure. HighPeak and Pure believe EBITDA and free cash flow are useful because they allow HighPeak and/or Pure to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Neither HighPeak nor Pure consider these non- GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. HighPeak and Pure exclude certain items from net (loss) income in arriving at EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of operating performance. Certain items excluded from EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA. HighPeak and/or Pure's presentation of EBITDA should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. Both HighPeak and Pure exclude capital expenditures from its cash flows from operations in arriving at its free cash flow to provide an understanding of certain factors and trends affecting its cash flows and liquidity. Free cash flow does not represent the residual cash flow available for discretionary expenditures. Pure believes that free cash flow is useful to investors as a measure of the ability of its business to generate cash.

This presentation includes PV-10 and DROI, supplemental financial measures not presented in accordance with GAAP. PV-10 reflects the present value of estimated future net revenues to be generated from the production of provided reserves, determined in accordance with the rules and regulations of the SEC, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. DROI represents single well PV-10 plus DC&F costs, divided by DC&F costs. GAAP does not prescribe any corresponding measure for PV-10 or DROI of reserves as of an interim date or on any basis other than SEC prices.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and Pure and includes market data and other statistical information from sources believed by HighPeak and Pure to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of HighPeak and Pure, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak and Pure believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

TRADEMARKS AND TRADE NAMES

HighPeak and Pure own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Pure or contributors, or an endorsement or sponsorship by or of HighPeak or Pure. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that HighPeak or Pure will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Transaction Summary

- In April 2018, Jack Hightower, HighPeak Pure Acquisition, LLC and certain of its affiliates (collectively, the "Sponsor") raised $414 million in the form of a Special Purpose Acquisition Company ("SPAC") called Pure Acquisition Corp. (NASDAQ: PACQ) ("Pure")
- Pure was established to take advantage of the existing dislocation in the energy markets and to identify an asset that could be a platform for significant potential compounded returns over the long-term
- Over the past two years, the Sponsor has entered into various lease acquisitions to assemble a ~51,000 acre position in the northern Midland Basin
- The Sponsor and Pure have signed a business combination agreement whereby the Sponsor's assets will be contributed in exchange for equity in a new parent entity named HighPeak Energy Inc. ("HighPeak") and Pure shares and warrants will be exchanged for HighPeak shares and warrants
- Post-closing, the Sponsor is expected to be the largest stockholder of HighPeak, with approximately 89% ownership [(1)]
- Pro forma for the contemplated transaction, the combination values HighPeak's assets at ~5.1x TEV/NTM EBITDA [(2)] and ~3.0x TEV/2021E EBITDA [(2)], representing an enterprise valuation of ~$845 MM
- To fund working capital, HighPeak is seeking up to $100 MM of public equity from a combination of (i) current Pure shareholders who hold their shares through the Closing of the Business Combination and (ii) a private placement of newly issued shares of HighPeak's Common Stock (a "PIPE")
  - See Slide 9 for information regarding incentives offered to certain investors by the Sponsor
- Anticipate closing of the transaction to be in August 2020 (the "Close Date", "Closing", or "Close")

(1) Reflects illustrative redemption case which assumes proceeds of $100 MM from a combination of existing Pure stockholders and Class A Common Stock issued in PIPE.
(2) NTM EBITDA Represents EBITDA from the period of 08/01/20 through 07/31/21. See slide 8 for our calculation of Pro Forma TEV. See slide 15 for details regarding our EBITDA projections and related assumptions.

Superior and Differentiated E&P Business Model

- ✓ ***Best in class drilling and operating execution***
- ✓ ***High oil cut with best in class operating margins***
- ✓ ***Low leverage in a debt-riddled industry***
- ✓ ***Contiguous land position with minimal lease obligations***
- ✓ ***Cycle tested management team***
- ✓ ***Low cost G&A focusing on equity performance incentives***
- ✓ ***Preferred return and downside protection for large investors***

Experienced, Cross-Functional Management Team

History of Creating Value Across Multiple Platforms

HIGHPEAK ENERGY

Key Points

- HighPeak has assembled a premier management and operations team
- HighPeak will manage growth in activity with the addition of full-time employees, as well as expand key relationships with third parties

Name	Position	Select Prior Experience
Jack Hightower	*Chairman & CEO*	Celero Energy; Pure Resources; Bluestem Energy
Michael Hollis	*President*	Diamondback Energy; Viper Energy Partners; Chesapeake Energy; Burlington Resources
Alan Huffman	*EVP & Chief Technical Officer*	ExxonMobil; ConocoPhillips
Rodney Woodard	*EVP & Chief Operating Officer*	Atlantic Resources Company; Celero Energy; Pure Resources
Steven Tholen	*Chief Financial Officer*	Cabot Oil & Gas Corporation; Penn Virginia Corporation
David DeLaO	*Vice President of Drilling*	Chesapeake Energy; Mobil; ConocoPhillips

Organizational Structure

HighPeak Management Team

Jack Hightower
Chairman & CEO

Management Team

- Geoscience
- Land
- Engineering / Operations
- Finance / Accounting
- Corporate

Proven Track Record of Valuation Creation

HIGHPEAK ENERGY

Jack Hightower has a proven track record of successfully acquiring, developing and optimizing oil and gas businesses

Jack Hightower's prior businesses have generated average returns of >5.0x ROI and >100% IRR for original investors

Jack Hightower has experience developing assets for multiple classes of oil & gas investors

Public Investors	Former CEO of two public businesses, Titan Exploration & Pure Resources, that generated >6.0x ROI to investors
Partnerships with Majors	Managed multiple partnerships with major oil companies
Private Equity	Partnered with private equity on 4 businesses, generating average returns of over 5.0x ROI and 100% IRR to investors

Jack Hightower Selected Investment Returns



Legend
ROI
IRR
6.1x
28%
9.2x
>100%
2.5x
13%
3.4x
63%

Company	PURE RESOURCES *(Titan Exploration)*	Celero Energy I	Celero Energy II	**Bluestem Energy Partners**
Asset Focus	Multi-Basin	Permian Basin / Anadarko Basin	Permian Basin	Permian Basin
Entry Date	June 1995	February 2004	October 2006	July 2011
Exit Date	October 2002	October 2005	October 2016	September 2014
Acquirer	UNOCAL 76	WHITING	CENTENNIAL	DIAMONDBACK Energy / CONCHO

Transaction Overview

HIGHPEAK ENERGY

- Certain entities controlled by the Sponsor, Pure and HighPeak entered into a definitive agreement to form a pure-play northern Midland Basin E&P Company
- Post-closing, the Sponsor is expected to be the largest stockholder of HighPeak, with approximately 89% ownership [(1)]
- Pro forma for the contemplated transaction, the combination values HighPeak's assets at ~5.1x TEV/NTM EBITDA at Closing [(2)] and ~3.0x TEV/2021E EBITDA [(3)], representing an enterprise valuation of ~$845 MM at $10.00 per share
- To fund working capital, HighPeak is seeking to raise up to $100 MM of issued equity
- Anticipate closing of the transaction by Aug. 21, 2020
- Minimum Aggregate Funding Availability requirement of $100 Million (equity + committed debt financing; $50 million must be equity) [(1)]

Sources of Funds		$MM	%
Sponsor Contributed Assets	$	750	80.6%
Cash from Equity [(1) (4)]		100	10.8%
Borrowing Base Drawn at Close		30	3.2%
Founders Shares [(5)]		50	5.4%
Total Sources of Funds	**$**	**930**	**100.0%**

Uses of Funds		$MM	%
Rollover Equity to Sponsor	$	750	80.6%
Pro Forma Cash at Closing		85	9.1%
Net Expenditures through Closing [(6)]		30	3.2%
Founders Shares [(5)]		50	5.4%
Transaction Fees & Expenses		15	1.6%
Total Uses of Funds	**$**	**930**	**100%**

Post Transaction Ownership (Estimated) *Assuming $10/share*	Shares	%
Public Shares	10.0	11.1%
Sponsor Shares	75.0	83.3%
Founders Shares [(5)]	5.0	5.6%
Total Shares Outstanding	**90.0**	**100.0%**

Pro Forma Valuation *Units in millions, except per share values*	
Illustrative Share Price	$ 10.00
Fully Diluted Shares Outstanding	90.0
Equity Value	**$ 900.0**
(-) Net Cash	(55.0)
Total Enterprise Value	**$ 845.0**

Total Enterprise Value /			
8/1/2020E NTM EBITDA	**$**	**166**	**5.1x**
2021E EBITDA	**$**	**285**	**3.0x**

(1) Reflects illustrative case of $100 MM from a combination of existing Pure stockholders and/or PIPE shares.
(2) Represents projected EBITDA from the period of 08/01/20 through 07/31/21.
(3) Assumes Model Price: OIL: $32 (H2/2020), $35 (2021), $40 (2022) // GAS: $2.50/mcf. Assumes an average of 3 operated rigs starting in Aug/2020. See slide 15 for details regarding our projections and related assumptions.
(4) Assumes (a) closing by August 1, 2020, (b) RBL borrowing base of $60 MM and (c) $100 MM of public equity from a combination of existing Pure stockholders and new HighPeak Common Stock to be issued in PIPE.
(5) Reflects the Sponsor's agreement to forfeit of 5,350,000 Founders Shares at Closing.
(6) Reflects HighPeak funded net expenditures from 04/01/20 through Closing. See slide 15 for details regarding our projections and related assumptions.

Large Investor Incentive[1]

- Eligible to SPAC shareholders or new HighPeak PIPE investors holding or purchasing 100,000 shares or greater
- Sponsor will place into escrow a number of shares sufficient to satisfy preferred return down to a share price of $4.00 to provide security to Large Investors
- Offering 10% annual simple interest preferred return over the Contract Period (2 years with optional 6 month extension)
- Guaranteed protection down to $4.00/share to earn 10% simple annual preferred return (or return of original $10 investment down to $3.20/share)
- Must hold stock for entire contract period to retain benefits

Incentive Example

All numbers in millions except share price

Share Price	Original Shares	Value of Shares	Total Collateral Shares	Collateral Shares required	Total Value to Investor
$ 12.50	10	$125	21.25	0.00	$125
$ 12.00	10	$120	21.25	0.42	$125
$ 11.00	10	$110	21.25	1.36	$125
$ 10.00	10	$100	21.25	2.50	$125
$ 9.00	10	$90	21.25	3.89	$125
$ 8.00	10	$80	21.25	5.63	$125
$ 7.00	10	$70	21.25	7.86	$125
$ 6.00	10	$60	21.25	10.83	$125
$ 5.00	10	$50	21.25	15.00	$125
$ 4.00	10	$40	21.25	21.25	$125
$ 3.20	10	$32	21.25	21.25	$100
$ 3.00	10	$30	21.25	21.25	$94

(1) If equity raised increases to $150 million, Sponsor shares placed into collateral will increase to 31.875 million.

HighPeak Energy

Northern Midland Basin Pure-Play Capitalized for Efficient Oil-Weighted Value Generation

HIGHPEAK ENERGY

Experienced, Cross-Functional Management Team

- Led by Jack Hightower, former CEO of 2 public E&P companies and multiple partnerships with majors and private equity investors
- Management has an average of 25 years of industry experience
- Operations team has been involved in drilling over 8,000 horizontal wells throughout North America

Contiguous, Scaled Position in the Core of the Northern Midland Basin

- ~51,000 net acres in the core of the Northern Midland Basin
- ~90% operated with operated WI / GNRI of ~83% and 75%
- ~82 operated DSUs with ≥10,000' LL (~98% of total)
- April 2020 net production of ~3.0 MBoe/d (~90% oil)(1)
- Expected net production of ~12 MBoe/d once current DUC inventory is completed

Capital-Efficient Pad Development

- Near-term program of bringing 16 drilled wells on production
- Longer-term pad development plan designed to preserve asset quality and drive accelerated present value
  - Near-term focus on co-developing the WCA / LSBY
- Highly contiguous position allows for significant LOE, DCE&F and G&A costs saving and improved cycle times

Acute Focus on Superior Returns and Operating Margins

- NTM / 2021E EBITDA of ~$166 MM & ~$285 MM, respectively based on Model pricing(4)
- Attractive drilling returns at oil prices >$35/bbl with average single well IRR of ~40%(2)
- Industry-leading all-in-cost and full cycle economics (expected margins of ~$22 / Boe EBITDA at Model pricing)

Differentiated Financial Strategy

- Minimal leverage under go-forward business plan
- Focus on maintaining low cost structure by aggressively managing DCE&F, LOE and G&A expenses
- Actively evaluating hedge levels for the next 12-24 months to manage price risk and protect cash flow and capital budget



HighPeak Acreage
Lower Spraberry
Wolfcamp A
Midland Basin Locator Map
Dawson
Borden
Scurry
Martin
Howard
Mitchell
Midland
Glasscock
Sterling
Upton
Reagan
Irion
Core Midland Basin
Texas Locator Map

Metric	Total
Net Acres	~51,000
Gross / Net Operated Locations (3)	~495 / ~400
Net Production (90% Oil)(1)	~3.0 MBoe/d
EBITDA (NTM at Closing) (4)	~$166 MM
EBITDA (2021E) (4)	~$285 MM

(1) Represents production as of 04/12/20. YE 2019 production was 1.0 MBoe/d (90% oil). As of 04/21/20, the majority of production was curtailed due to commodity prices.
(2) DROI represents single well PV-10 plus DCE&F costs, divided by DCE&F costs.
(3) Assumes development of the WCA and LSBY at 6 wells per section each. See economic sensitivity on slides 19 & 20
(4) Assumes completion of 8 DUCs. See slide 15 for details regarding our projections and related assumptions. NTM represents EBITDA from the period of 08/01/20 through 07/31/21. Model Price: OIL: $32 (H2/2020), $35 (2021), $40 (2022) // GAS: $2.50/mcf

Evolution of Development in Howard County


Legend
HighPeak Acreage
Middle Spbry
Jo Mill
Lower Spbry
Dean
Wolfcamp A
Wolfcamp B
Permit
2014 Sticks
2016 Sticks
2020 Sticks and Permits
Howard
Howard
Howard

		Initial Development	Early Development	Full-Field Development
HZ Rigs		6	13	**30 [2]**
HZ Wells to Date [1]		24	176	**1,859**
Targets	Development		WCA / LSBY	**WCA / WCB / LSBY**
Targets	Delineation	WCA / LSBY	WCB	**Jo Mill / MSBY / Dean / WCC / WCD**
Development Design		Single well development; sub-optimal / under-stimulated fracs	Primarily single well development; testing of co-development; high-intensity fracs	**Cube / co-development / sequencing; high-intensity fracs**
Primary Operators		Athlon Energy; Diamondback Energy; Tall City	Callon; Diamondback Energy; SM Energy; CrownRock; Ovintiv; Rock Oil; Surge Energy	Birch; Callon; Diamondback Energy; HighPeak; CrownRock; Ovintiv; Parsley; Sabalo; SM Energy; Surge Energy

(1) Represent active HZ wells at the midpoint of the represented year, 2020 as of February 11, 2020.
(2) As of February 7, 2020.

Howard County is the Growth Engine of the Permian

Howard County production mix has the highest oil percentage and margins across the Midland Basin (ie. best economics)
Howard County has seen the most rapid growth in oil volumes of all the major Midland Basin Counties

Howard County: Highest Oil Content Drives Value


100%
90%
80%
70%
60%
50%
40%
% Oil of Cum Boe (2-Stream)
0
3
6
9
12
15
18
21
24
27
30
33
36
Months
Andrews
Crockett
Ector
Glasscock
Howard
Irion
Martin
Midland
Reagan
Upton

Midland Basin Oil Production CAGR by County[1]


Howard
57.5%
Midland
41.6%
Martin
39.0%
Glasscock
28.3%
Upton
23.7%
Reagan
11.9%

Source: IHS Enerdeq.
(1) From Q4 2015 to Q4 2019.

Achieving Excellent Efficiency & Margins

CAPITAL EFFICIENCY

- Consistent capital performance demonstrating DCE&F costs of <$520/ft
  - Total well cost (10,000'): $5.25mm
- Continuous capital improvement
  - Pad development
  - Longer laterals
  - Service company relationships
  - Ongoing operational improvements

OPERATING MARGIN

- High oil cuts
- Attractive differentials
- Low failure rate (zero ESP failures to date)
- SWD permitting in progress

FLAT TOP CAPITAL EFFICIENCY (D,C,E&F)



CAPITAL COST ($/ft)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Fac. ($/ft)
Comp ($/ft)
Drill ($/ft)
Avg. D,C,E&F ($/ft)
$518
WELL 1
WELL 2
WELL 3
WELL 4
WELL 5
WELL 6
WELL 7
WELL 8
WELL 9
WELL 10
WELL 11
WELL 12
WELL 13
WELL 14
WELL 15
WELL 16
WELL 17
WELL 18
WELL 19
WELL 20
WELL 21
WELL 22

OPERATING MARGIN ($/boe)



$40
$35
$30
$25
$20
$15
$10
$5
$0
+153%
+119%
+87%
$8.78
$22.24
$12.07
$26.37
$18.64
$34.93
PEER-Avg
HIGHPEAK
PEER-Avg
HIGHPEAK
PEER-Avg
HIGHPEAK
Oil Index: $35/bbl
Oil Index: $40/bbl
Oil Index: $50/bbl

(1) PEER Avg includes Q4 filings from: CPE,CDEV,CXO,FANG,MTDR,PE,QEP,SM,WPX,LPI,ESTE

Industry Leading Operating Margins[1]

HIGHPEAK ENERGY

HighPeak has the best margins among the Permian peers

$ / Boe	PEER 1	PEER 2	PEER 3	PEER 4	PEER 5	PEER 6	PEER 7	PEER 8	PEER 9	PEER 10	PEER 11	PEER 12	Peer Average	HPK
Commodity Mix	Oil: 66% Gas: 18% NGL: 17%	Oil: 35% Gas: 34% NGL: 31%	Oil: 67% Gas: 17% NGL: 16%	Oil: 56% Gas: 26% NGL: 18%	Oil: 49% Gas: 37% NGL: 15%	Oil: 75% Gas: 21% NGL: 3%	Oil: 64% Gas: 16% NGL: 20%	Oil: 65% Gas: 17% NGL: 18%	Oil: 57% Gas: 43% NGL: 0%	Oil: 65% Gas: 15% NGL: 20%	Oil: 64% Gas: 36% NGL: 0%	Oil: 61% Gas: 18% NGL: 21%	Oil: 60% Gas: 25% NGL: 15%	*Oil: 83%* *Gas: 7%* *NGL:10%*
Revenue [1]	$27.75	$21.29	$27.97	$25.87	$24.35	$30.00	$27.42	$27.50	$26.41	$27.60	$27.74	$26.79	**$26.72**	**$31.47**
(-) Diff, LOE & Prod Taxes	($22.22)	($13.10)	($16.40)	($15.09)	($10.75)	($8.90)	($10.78)	($12.95)	($8.85)	($9.99)	($10.99)	($10.35)	**($12.53)**	**($7.92)**
(-) G&A	($3.99)	($1.38)	($4.23)	($3.08)	($2.48)	($2.41)	($2.78)	($0.54)	($2.47)	($3.48)	($1.74)	($1.86)	**($2.53)**	**($0.82)**
(-) Interest [2]	($2.26)	($3.48)	($3.41)	($2.07)	($3.24)	(9.86)	($2.27)	($1.87)	($2.74)	($1.00)	($1.41)	($0.90)	**($2.88)**	**($0.49)**
Operating Cash Flow	($0.72)	$3.33	$3.93	$5.63	$7.88	$8.82	$11.59	$12.15	$12.35	$13.13	$13.60	$13.68	$8.78	$22.24

Highest oil cut among peers

= Highest realized prices

\+ Top-quartile leading cost structure

\+ Growing into top-decile G&A expenses

\+ Modest RBL interest burden

= Best-in-class margins of ~$22 / Boe

Projected margin is >$13 / Boe greater than Permian peer average [1]

Source: S&P CapitalIQ and Q4 2019 Public Filings, HighPeak represents 3 rig NTM forecast.
Note: Permian peers include: CPE,CDEV,CXO,ESTE,FANG,LPI,MTDR,PE,PXD,QEP,SM and WPX

(1) For comparative purposes, all companies assume $35 / Bbl, $2.50 / MMBtu (natural gas) and 36% of WTI (NGLs).

(2) Assumes $5 MM of interest expense during the NTM period (Aug/20 to July/21) for HighPeak which reflects an assumed level of borrowing based on the raising $100 MM from a combination of existing Pure stockholders, PIPE shares and $30 MM revolver draw at closing and subsequent draws for working capital. Revolver draw may be lower or not required at all depending on redemptions/PIPE raised.

Financial Projections

Assumes Model Price[1]

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Model Price
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes an average of 3 operated rigs starting in Aug 2020
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drill, complete, equip and facility of $5.25 MM for a 10,000' well
- Forecast includes new production from 12 DUCs starting in late-Q2
- Assumes G&A of $7 MM and $9 MM in 2021 and 2022, respectively
- Cash Flow Statistics:
  - EBITDA (NTM at Close): $166 MM
  - EBITDA (2nd NTM): $456 MM
- Business plan expected to turn free cash flow positive in Q2 2022, which is approximately 18 months from the closing of the Business Combination (1)

HighPeak Financial Projections

	2020	2021	2022	12-mo Period Ending 7/31/2021	12-mo Period Ending 7/31/2022
Average Rigs, Operated	2	3	3	3	3
Gross Wells Drilled, Operated	34	88	103	86	101
Gross Wells Tied-In, Operated	23	84	106	70	98
Benchmark Price ($ / Bbl)	$ 26.51	$ 35.00	$ 40.00	$ 33.75	$ 37.92
Benchmark Price ($ / MMBtu)	$ 2.31	$ 2.50	$ 2.50	$ 2.50	$ 2.50
Net Production, Total (MMBoe)	1.8	12.3	21.1	7.5	18.0
Average Rate (M Boe/d)	*4.9*	*33.8*	*57.9*	*20.6*	*49.3*
Annual Growth Rate (%)	-	*591%*	*71%*	-	*140%*
Exit Rate (M Boe/d)	*15.1*	*47.0*	*66.7*	*36.6*	*58.5*
Revenue, Crude Oil	$ 46	$ 340	$ 642	$ 206	$ 528
Revenue, Natural Gas	1	8	17	5	14
Revenue, Natural Gas Liquids	2	16	37	9	29
Revenue, Total	**$ 49**	**$ 364**	**$ 696**	**$ 219**	**$ 570**
Operating Expenses, LOE	$ 10	$ 46	$ 78	$ 31	$ 66
Operating Expenses, Prod. Taxes	3	26	50	16	41
Operating Expenses, G&A	4	7	9	6	8
Operating Expenses, Total	**$ 18**	**$ 79**	**$ 137**	**$ 53**	**$ 115**
EBITDA	**$ 31**	**$ 285**	**$ 560**	**$ 166**	**$ 456**
LMA EBITDA	***$ 112***	***$ 392***	***$ 628***	***$ 313***	***$ 540***
Capital Expenditures, DCE&F	$ 108	$ 451	$ 467	$ 363	$ 458
Capital Expenditures, Infrastructure	10	29	39	29	36
Capital Expenditures, Total	**$ 119**	**$ 480**	**$ 505**	**$ 392**	**$ 494**
Unlevered Free Cash Flow	**$ (87)**	**$ (195)**	**$ 54**	**$ (225)**	**$ (38)**
Cumulative Free Cash Flow	$ (87)	$ (282)	$ (228)	$ (225)	$ (263)
Net Debt	**$ 22**	**$ 228**	**$ 193**	**$ 175**	**$ 231**
Net Debt / LMA EBITDA	**0.08x**	**0.41x**	**0.27x**	**0.38x**	**0.35x**

(1) Model Price: OIL ($/bbl): $32 (H2/2020), $35 (2021), $40 (2022) // GAS (MMBtu): $2.50

Financial Projections (as of July 31, 2021)

Sensitivity: Model Price: OIL ($/bbl): $32 (H2/2020), $35 (2021), $40 (2022) // GAS (MMBtu): $2.50

TTM EBITDA ($mm) & PRODUCTION (boepd)



$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
63,000
54,000
45,000
36,000
27,000
18,000
9,000
0
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50
Avg. Prod
Exit Prod

CAPITAL ($mm) & WELLS DRILLED



$600
$500
$400
$300
$200
$100
$0
120
100
80
60
40
20
0
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50
Wells Drilled

NET DEBT ($mm)



$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
-$50.0
-$100.0
-$150.0
-$200.0
-$250.0
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50

NET DEBT:LMA EBITDA



0.50x
0.45x
0.40x
0.35x
0.30x
0.25x
0.20x
0.15x
0.10x
0.05x
0.00x
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50

(1) EBITDA Sensitivity per $1 / Bbl change in oil price: No Drilling = ~$2.8mm / $1 Bbl change, 1 rig = ~$3.7mm / $1 Bbl change, 2 rig = ~$4.9mm / $1 Bbl change, 3 rig = ~$6.1mm / $1 Bbl change

Financial Projections (as of July 31, 2022)

Sensitivity: Model Price: OIL ($/bbl): $32 (H2/2020), $35 (2021), $40 (2022) // GAS (MMBtu): $2.50

TTM EBITDA ($mm) & PRODUCTION (boepd)



$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
63,000
54,000
45,000
36,000
27,000
18,000
9,000
0
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50
Avg. Prod
Exit Prod

CAPITAL ($mm) & WELLS DRILLED



$600
$500
$400
$300
$200
$100
$0
120
100
80
60
40
20
0
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50
Wells Drilled

NET DEBT ($mm)



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
-$50.0
-$100.0
-$150.0
-$200.0
-$250.0
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50

NET DEBT:LMA EBITDA



0.50x
0.45x
0.40x
0.35x
0.30x
0.25x
0.20x
0.15x
0.10x
0.05x
0.00x
No Drilling
1 rig
2 rigs
3 rigs
Model Price
Flat 40
Flat 50

(1) EBITDA Sensitivity per $1 / Bbl change in oil price: No Drilling = ~$1.5mm / $1 Bbl change, 1 rig = ~$5.5mm / $1 Bbl change, 2 rig = ~$9.9mm / $1 Bbl change, 3 rig = ~$14.1mm / $1 Bbl change

Financial Projections

Price Comparison[1]

Key Points

- Development Pace & Methodology:
  - Assumes an average of 3 operated rigs starting in Aug 2020
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drill, complete, equip and facility of $5.25 MM for a 10,000' well
- Forecast includes new production from 12 DUCs starting in late-Q2
- Assumes G&A of $7 MM and $9 MM in 2021 and 2022, respectively

HighPeak Financial Projections

	MODEL PRICE		FLAT $40/bbl		FLAT $50/bbl	
	12-mo Period Ending		12-mo Period Ending		12-mo Period Ending	
	7/31/2021	7/31/2022	7/31/2021	7/31/2022	7/31/2021	7/31/2022
Average Rigs, Operated	3	3	3	3	3	3
Benchmark Price ($ / Bbl)	$ 33.75	$ 37.92	$ 40.00	$ 40.00	$ 50.00	$ 50.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50	$ 2.50	$ 2.50	$ 2.50
Net Production, Crude Oil (MMBbl)	6.3	14.4	6.3	14.4	6.3	14.4
Net Production, Natural Gas (Bcf)	3.1	9.1	3.1	9.1	3.1	9.1
Net Production, Natural Gas Liquids (MMBbl)	0.7	2.1	0.7	2.1	0.7	2.1
Net Production, Total (MMBoe)	7.5	18.0	7.5	18.0	7.5	18.0
Average Rate (MBoe/d)	*20.6*	*49.3*	*20.6*	*49.3*	*20.6*	*49.3*
Annual Growth Rate (%)	-	*140%*	-	*140%*	-	*140%*
Exit Rate (MBoe/d)	*36.6*	*58.5*	*36.6*	*58.5*	*36.6*	*58.5*
Revenue, Crude Oil	$ 206	$ 528	$ 241	$ 555	$ 304	$ 699
Revenue, Natural Gas	5	14	5	14	5	14
Revenue, Natural Gas Liquids	9	29	10	30	13	37
Revenue, Total	**$ 219**	**$ 570**	**$ 256**	**$ 598**	**$ 322**	**$ 750**
Operating Expenses, LOE	$ 31	$ 66	$ 31	$ 66	$ 31	$ 66
Operating Expenses, Production Taxes	16	41	18	43	23	54
Operating Expenses, General & Administrative	6	8	6	8	6	8
Operating Expenses, Total	**$ 53**	**$ 115**	**$ 55**	**$ 117**	**$ 60**	**$ 128**
EBITDA	**$ 166**	**$ 456**	**$ 201**	**$ 482**	**$ 262**	**$ 623**
LMA EBITDA	***$ 281***	***$ 546***	***$ 330***	***$ 546***	***$ 426***	***$ 707***
Interest Expense	4	18	3	14	2	4
Operating Cash Flow	**$ 162**	**$ 437**	**$ 198**	**$ 468**	**$ 260**	**$ 619**
Capital Expenditures, DCE&F	$ 363	$ 458	$ 363	$ 458	$ 363	$ 458
Capital Expenditures, Infrastructure	29	36	29	36	29	36
Capital Expenditures, Total	**$ 392**	**$ 494**	**$ 392**	**$ 494**	**$ 392**	**$ 494**
Unlevered Free Cash Flow	**$ (225)**	**$ (38)**	**$ (191)**	**$ (12)**	**$ (130)**	**$ 129**
Net Debt	**$ 175**	**$ 231**	**$ 138**	**$ 164**	**$ 76**	**$ (49)**
Net Debt / LMA EBITDA	**0.38x**	**0.35x**	**0.29x**	**0.25x**	**0.12x**	**NA**

(1) Model Price: OIL ($/bbl): $32 (H2/2020), $35 (2021), $40 (2022) // GAS (MMBtu): $2.50

Wolfcamp A: CGA Type Curve

10,000' Wolfcamp A

Key Points

- Wolfcamp A type curve wells selected from geologically similar region
- HighPeak has directly analogous landing zones and oil in place to highly developed parts of the play
- Type curve:
  - 12-mo cum.: 178 MBbl / 203 MBoe
  - EUR: 825 MBbl / 969 MBoe

Wolfcamp A OOIP (MMBo/Section)



60
50
40
30
20
10
0
Type Curve Well

Cum Oil Production Normalized to 10,000' (Bo)



Oil Type Curve
825 MBo
250,000
200,000
150,000
100,000
50,000
0
0
2
4
6
8
10
12
Month

Single Well Return Sensitivities (1)

Single Well IRR (%): DCE&F Costs vs. Price Deck

		DCE&F Costs ($MM)		
		$4.75	$5.25	$5.75
Price Deck	$35 / Bbl	59%	49%	40%
	$40 / Bbl	81%	67%	56%
	$50 / Bbl	132%	110%	93%

Payback Period (Yrs): DCE&F Costs vs. Price Deck

		DCE&F Costs ($MM)		
		$4.75	$5.25	$5.75
Price Deck	$35 / Bbl	1.3 Yrs	1.5 Yrs	1.8 Yrs
	$40 / Bbl	1.0 Yrs	1.2 Yrs	1.3 Yrs
	$50 / Bbl	0.8 Yrs	0.8 Yrs	0.9 Yrs

Note: YE19 CGA Wolfcamp A PUD type curve (10,000' LL) utilizes peak oil rate of 825 Bo/d (month 4), b = 1.2, d_{min} = 6% and assumes 6 wells per section.

(1) Assumes $2.50 / MMBtu (gas) in all cases. Payback period calculated from first production.

Lower Spraberry: CGA Type Curve

10,000' Lower Spraberry

Key Points

- Lower Spraberry type curve wells selected from geologically similar region
- HighPeak has directly analogous landing zones and oil in place to highly developed parts of the play
- Type curve:
  - 12-mo cum.: 148 MBbls / 167 MBoe
  - EUR: 697 MBbl / 816 MBoe

Lower Spraberry OOIP (MMBo/Section)



60
50
40
30
20
10
0
Type Curve Well

Cum Oil Production Normalized to 10,000' (Bo)



Oil Type Curve
697 MBo
250,000
200,000
150,000
100,000
50,000
0
0
2
4
6
8
10
12
Month

Single Well Return Sensitivities (1)

Single Well IRR (%): DCE&F Costs vs. Price Deck

Price Deck	DCE&F Costs ($MM): $4.75	$5.25	$5.75
$35 / Bbl	37%	30%	24%
$40 / Bbl	53%	43%	35%
$50 / Bbl	91%	75%	62%

Payback Period (Yrs): DCE&F Costs vs. Price Deck

Price Deck	DCE&F Costs ($MM): $4.75	$5.25	$5.75
$35 / Bbl	2.1 Yrs	2.5 Yrs	3.0 Yrs
$40 / Bbl	1.4 Yrs	1.8 Yrs	2.3 Yrs
$50 / Bbl	1.0 Yrs	1.1 Yrs	1.3 Yrs

Note: YE19 CGA Lower Spraberry PUD type curve (10,000' LL) utilizes peak oil rate of 850 Bo/d (month 2), b = 1.2, d_{min} = 6% and assumes 6 wells per section.

(1) Assumes $2.50 / MMBtu (gas) in all cases. Payback period calculated from first production.

CGA Year-End 2019 Proved Reserves[(1)]

CGA Year-End 2019 Proved Reserves[(1)]

Reserve Category	Net Proved Reserves Oil (MBbl)	Gas (MMcf)	NGL (MBbl)	Total (MBoe)	% of Total	% Liquids	PV-10 ($MM)
Proved Developed Producing (PDP)	990	498	101	1,174	10%	93%	$ 21
Proved Developed Non-Producing (PDNP)	3,101	1,454	447	3,791	33%	94%	56
Total Proved Developed Reserves	**4,091**	**1,952**	**548**	**4,964**	**43%**	**93%**	**$ 77**
Proved Undeveloped (PUD)	5,281	2,702	801	6,533	57%	93%	64
Total Proved Reserves	**9,372**	**4,654**	**1,350**	**11,497**	**100%**	**93%**	**$ 141**

Net Reserves by Commodity



12%
7%
~11
MMBoe
81%
PDP
PDNP
PUD

Net Reserves by Category



10%
~11
MMBoe
33%
57%
PDP
PDNP
PUD

PV-10 by Category



15%
45%
~$141
Million
40%
PDP
PDNP
PUD

(1) Reserves per HighPeak's year end 2019 third party reserve report prepared by Cawley Gillespie & Associates ("CGA"); Assumes effective date of January 1, 2020; Assumes SEC pricing of $55.69 / Bbl (crude oil) and $2.58 / MMBtu (natural gas).

Internal Proved Reserves at Apr/20 (1)

HPK Proved Reserves at Apr/20 (1)

Reserve Category	Net Proved Reserves Oil (MBbl)	Gas (MMcf)	NGL (MBbl)	Total (MBoe)	% of Total	% Liquids	PV-10 ($MM)
Proved Developed Producing (PDP)	4,481	1,473	435	5,161	12%	95%	$ 74
Proved Developed Non-Producing (PDNP)	7,413	5,117	1,220	9,486	21%	91%	104
Total Proved Developed Reserves	**11,894**	**6,591**	**1,655**	**14,648**	**33%**	**93%**	**$ 178**
Proved Undeveloped (PUD)	23,462	16,500	3,925	30,137	67%	91%	202
Total Proved Reserves	**35,357**	**23,090**	**5,580**	**44,785**	**100%**	**91%**	**$ 379**

Net Reserves by Commodity


12%
9%
~45
MMBoe
79%
Oil
Gas
NGL

Net Reserves by Category


12%
21%
~45
MMBoe
67%
PDP
PDNP
PUD

PV-10 by Category


20%
~$379
Million
53%
27%
PDP
PDNP
PUD

(1) Reserves per HighPeak's internal estimates as of 3/31/20; Reserves based on HighPeak's year end 2019 reserve report prepared by Cawley Gillespie & Associates ("CGA") rolled forward to 3/31/20 and adjusted for recent activity and High Peak's commercial assumptions.
(2) Assumes Model Price: OIL ($/bbl): $32 (2020), $35 (2021), $40 (2022) // GAS (MMBtu): $2.50

Summary of Apr/2020 Resource [1]

Key Statistics: Resource

- Proved Reserves ~45 MMBoe
- Unproved Resource ~317 MMBoe
- Total Resource [3] ~362 MMBoe

Key Statistics: PV-10 [2]

- Proved Reserves ~$379 MM
- Unproved Resource ~$2,336 MM
- Total Resource ~$2,716 MM

Locator Map



Borden
Howard

HighPeak Resource Summary (As of 04/01/20)

Category	Net Resource Oil (MMBbl)	Net Resource Gas (Bcf)	Net Resource NGL (MMBbl)	Net Resource Total (MMBoe)	PD PV-10 + DEV PV-10 MODEL ($MM)	PD PV-10 + DEV PV-10 $40 / Bbl ($ MM)	PD PV-10 + DEV PV-10 $50 / Bbl ($MM)
PDP	4	1	0	5	$ 74	$ 76	$ 101
PDNP	7	5	1	9	104	104	145
PUD	23	16	4	30	202	165	277
Total Proved Reserves	**35**	**23**	**6**	**45**	**$ 379**	**$ 345**	**$ 523**
Lower Spraberry	116	92	21	152	1,036	766	1,193
Wolfcamp A	120	114	26	165	1,300	1,019	1,533
Additional Resource	**236**	**206**	**47**	**317**	**$ 2,336**	**$ 1,786**	**$ 2,726**
Total Resource	**271**	**229**	**52**	**362**	**$ 2,716**	**$ 2,131**	**$ 3,249**

Net Resource by Commodity



14%
11%
75%
~362
MMBoe
Oil
Gas
NGL

Net Resource by Bench



12%
46%
42%
~362
MMBoe
PROVED
LSBY
WCA

PV-10 by Bench [2]



14%
48%
38%
~$2.7
Billion
PROVED
LSBY
WCA

(1) Reserves per HighPeak's internal estimates as of 3/31/20; Assumes ramp up to 3 rigs by Q3 2020; Reserves based on HighPeak's year-end 2019 CGA reserve report rolled forward to 04/01/20 and adjusted for HighPeak's internal spacing, type curves and commercial assumptions.

(2) Assumes Model Price: OIL ($/bbl): $32 (2020), $35 (2021), $40 (2022) // GAS (MMBtu): $2.50. Flat $40/bbl & Flat $50/bbl cases assume $2.50/MMBtu (gas).

(3) Total Resource excludes potential of an additional 500-750 mmboe from the Wolfcamp B, Wolfcamp C, Wolfcamp D, Middle Spraberry and Jo Mill.

Significant Unquantified Upside Across Position from Productive Economic Horizons[1]

Level of Delineation (increasing upward)

Target	Operated Locations	Formation Highlights
Wolfcamp A	~246	✓ Most delineated target on HighPeak's acreage ✓ Wolfcamp A has consistently delivered the highest productivity in the Howard area for past 5 years
Lower Spraberry	~248	✓ Second most tested interval in Howard County ✓ Well delineated and highly productive interval on HighPeak, with the highest OOIP in the area
Wolfcamp B	~216	✓ Wolfcamp B has been successfully developed in the western part of Howard and continues over the HighPeak position where there is high OOIP and high quality targets
Wolfcamp D	~198	✓ Wolfcamp D resurgence in Midland and Glasscock Counties has extended into Howard County with SM, CrownQuest, Bayswater and Hannathon drilling recent appraisal wells
Dean	TBD	✓ Some initial results have outperformed Wolfcamp A wells due to the high oil saturations and permeability
Jo Mill	~156	✓ Multiple attractive siltstone targets are currently being delineated in the Howard County area
Middle Spraberry	~117	✓ Recent wells have opened up the potential for massive inventory additions across Howard County ✓ OOIP is good on the HighPeak leasehold
Wolfcamp C	~233	✓ Wolfcamp C Hutto has been a prolific vertically produced zone and represents a significant underexplored resource that has yet to be tested horizontally and is unique to the Signal Peak area
Additional Upside	TBD	✓ Additional upside targets in Clearfork shale, with results indicating significant productivity ✓ Refining completions approach as well as LZ identification



Flat Top Type Log
Griffin S. 21-2
Primary Zone
Upside Zone
1,280 acre unit
MS
JM
LSS
DEAN
WA
WB
WC
WD
Middle Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Wolfcamp D



Signal Peak Type Log
Allar 20-3
Primary Zone
Upside Zone
1,280 acre unit
MS
JM
LSS
WA
WB
WC-1
WC-Hutto
WC-S
WD
Middle Spraberry
Jo Mill
Lower Spraberry
Wolfcamp A
Wolfcamp B
Wolfcamp C-1
Wolfcamp C Hutto
Wolfcamp C-S
Wolfcamp D

(1) Target horizons provide resource potential of 362 mmboe (see slide 23) from the Wolfcamp A and Lower Spraberry plus an additional 500-750 mmboe from the Wolfcamp B, Wolfcamp C, Wolfcamp D, Middle Spraberry and Jo Mill.

Key Results: Primary Targets (1)(2)

Group	#	Well Name	Operator	LL (ft)	First Prod	EUR (MBoe)	EUR (MBo)
LSBY	1	ALLAR 19A 30 1LS	HANNATHON	7,580	17 Aug	790	733
LSBY	2	MDRN FLANAGAN 13 24 1LS	HANNATHON	7,733	18 Apr	617	531
LSBY	3	**MARCHBANKS PARTEE**	**HIGHPEAK**	**9,960**	**19-Dec**	**Shut-in for Ops**	
LSBY	4	MORGAN NEAL 2 39 26 1LS	GRENADIER	10,482	19 Apr	516	359
LSBY	5	MORGAN NEAL 39 26 2LS	GRENADIER	10,482	19 Apr	550	468
LSBY	6	OLDHAM TRUST 3875LS	GRENADIER	10,413	19 Jul	671	611
LSBY	7	OLDHAM TRUST 4058LS	GRENADIER	10,482	18 Jun	937	791
LSBY	8	**ODANIEL 46-30 B L7H**	**HIGHPEAK**	**11,617**	**20-Feb**	**Initial Flowback**	
LSBY	9	TALBOT A 1SH	LEGACY	7,704	16 Feb	1,035	811
LSBY	10	TALBOT C 3SH	LEGACY	7,486	16 Mar	730	493
LSBY	11	SUNDOWN 4524LS	SM	10,352	17 Oct	1,426	1,235
LSBY	12	HAMLIN UNIT 19 30 1H	SURGE	7,012	14 Oct	1,101	966
WCA	13	GARRETT REED UT 37 48 1AH	CALLON	6,967	17 Nov	842	571
WCA	14	SPA 1AH	CROWNQUEST	10,450	19 Aug	992	861
WCA	15	GRIFFIN 46 1H	CROCKETT	9,301	19 Jun	710	609
WCA	16	GRIFFIN 46 2H	CROCKETT	9,838	19 Jun	861	738
WCA	17	CONROE 15 22 UNIT 1WA	HANNATHON	7,778	17 Dec	777	642
WCA	18	CHEVRON 3 38 WC UNIT 1H	GRENADIER	9,763	18 Jul	771	599
WCA	19	**COLE 36-37 A UNIT A2H**	**HIGHPEAK**	**10,357**	**19-Oct**	**Pumping off PW**	
WCA	20	**ODANIEL 46-30 B UNIT A7H**	**HIGHPEAK**	**11,679**	**20-Feb**	**Initial Flowback**	
WCA	21	**ODANIEL 3-10 A UNIT A3H**	**HIGHPEAK**	**9,963**	**20-Feb**	**Initial Flowback**	
WCA	22	**JASMINE UNIT 1H**	**HIGHPEAK**	**9,988**	**18-Oct**	1,080	940
WCA	23	**JASMINE UNIT A 1H**	**HIGHPEAK**	**9,990**	**19-Aug**	907	850
WCA	24	MORGAN NEAL 2 39 26 1WA	GRENADIER	10,483	19 Mar	645	556
WCA	25	MORGAN NEAL 2 39 26 2WA	GRENADIER	10,483	19 Mar	596	525
WCA	26	MORGAN NEAL 39 26 3WA	GRENADIER	10,482	19 Apr	914	744
WCA	27	OLDHAM TRUST 3871WA	GRENADIER	10,482	18 May	1,055	913
WCA	28	OLDHAM TRUST 3876WA	GRENADIER	10,380	19 Jul	666	501
WCA	29	OLDHAM TRUST 4051WA	GRENADIER	10,426	17 Oct	1,223	957
WCA	30	HYDEN 47 38 WA 1H	GRENADIER	9,366	17 Aug	1,088	932
WCA	31	PHILLIPS 5A 1HK	OVINTIV	9,645	17 Aug	672	553
WCA	32	SHIELDS UNIT 3106WA	OXY	9,951	17 Nov	976	840
WCA	33	BIG DADDY A 1844WA	SM	9,331	18 Feb	1,296	1,046
WCA	34	COUGAR A 0343WA	SM	12,973	18 May	1,071	916
WCA	35	EL GUAPO 2 47 A 5WA	SM	6,508	16 Apr	922	736
WCA	36	FEZZIK A 2443WA	SM	10,307	18 Jan	1,489	1,199
WCA	37	FEZZIK A 2444WA	SM	10,330	18 Jan	1,631	1,282
WCA	38	VENKMAN 26 35 B 1WA	SM	7,699	16 Dec	1,104	899
WCA	39	VIPER 14 09 1WA	SM	10,422	17 Apr	1,491	1,261
WCA	40	WILLIE SCOTT A 0844WA	SM	14,978	18 Oct	670	518
WCA	41	CLARK UNIT A 24 13 4AH	SURGE	7,081	17 Aug	1,418	973



HighPeak Acreage
Lower Spraberry
Wolfcamp A
WCA / LSBY
WCA
Morgan Neal Pad

HP/GRN Op. Pad	LL (ft)	Wells / Bench	Status	HP/GRN Op. Pad	LL (ft)	Wells / Bench	Status
A OLD. TRU 38-27 C UN	10,500	2 WCA / 2 LSBY	Flowing Back	E MANN 13-33 A UN	15,000	1 WCA	DUC
B ODANIEL 28-37 A UN	10,000	2 WCA	Completed	F WHITE 19-26 A UN	15,000	1 WCA	DUC
C BIGBY 17-29 B UN	12,500	2 WCA / 2 LSBY	Compl./DUC	G WHITE 19-26 B UN	10,000	1 WCA / 1 LSBY	DUC
D WILL ED 17-29 A UN	12,500	1 WCA / 1 LSBY	DUC				

(1) Peak rate & EUR are normalized to 10,000' completed lateral length.
(2) Estimates for HighPeak EURs are from Cawley Gillespie year-end 2019 report. Effective date of January 1, 2020. Estimates for other wells are internal estimates.

Key Results: Upside Targets [1]

HIGHPEAK ENERGY

Key Points

- Outside of the primary targets HighPeak is developing, the Wolfcamp A and Lower Spraberry, there is significant unquantified upside across the position from proven economic horizons, including the Middle Spraberry, Jo Mill, Dean, Wolfcamp B, Wolfcamp C and Wolfcamp D
- Operators continue to push core play fairways of upside targets East towards HighPeak's position
- Select operators are co-developing the Middle Spraberry, Jo Mill, and Dean with their Wolfcamp A and Lower Spraberry pads (ex. Birch's Mike the Tiger and Aggie the Bulldog and OXY's Santana)

	#	Well Name	Operator	LL (ft)	First Prod	Peak Rate (Boe/d)	Peak Rate (Bo/d)
MS	1	ADAMS NS 43 6 01 601H	DIAMONDBACK	8,822	Sep 17	1,273	1,180
MS	2	BEACH A 1WH	LEGACY	10,000	NA	Waiting on Completion	
MS	3	GINGER 22 27 1MS	SABALO	9,660	Feb 19	812	793
MS	4	MCFLY A 0605MS	SM	10,113	Oct 18	1,003	866
MS	5	OLD TOM UNIT B 21 28 8MH	SURGE	9,067	Jan 19	608	545
JM	6	GASKINS SN 6 43 03 803H	DIAMONDBACK	6,572	Aug 17	1,310	1,167
JM	7	DENTON H 'D' 4SH	LEGACY	9,348	Jul 15	1,124	1,018
JM	8	FULLER F 6SH	LEGACY	9,636	Sep 17	1,348	1,222
JM	9	SANTANA 2916 18SA (2 Wells)	OXY	12,500	NA	Currently Drilling	
Dean	10	AGGIE THE BULLDOG 39 46 I 6DN	BIRCH	10,689	Sep 19	2,045	1,883
Dean	11	AGGIE THE BULLDOG 39 46 E 2DN	BIRCH	10,472	Jul 19	1,912	1,757
Dean	12	WINTERFELL 45D 2HJ	OVINTIV	6,101	Aug 19	2,017	1,800
Dean	13	SANTANA 2430 38 (4 Wells)	OXY	12,500	NA	Currently Drilling	
WCB	14	EASTLAND 15 2WH	APACHE	4,352	Nov 14	1,499	1,349
WCB	15	MUSGROVE MILLER 0904 2HM	APACHE	9,787	Jul 18	1,329	1,273
WCB	16	BRKN ARROW 55 54 H 4W	BAYSWATER	8,430	Oct 18	1,140	1,038
WCB	17	FAR COUNTRY 12 13 24 H 4W	BAYSWATER	11,656	Nov 19	NA	NA
WCB	18	FIRECREEK 54 1 12 H 1W	BAYSWATER	8,298	Oct 18	1,300	1,121
WCB	19	HOBBS MR 11 14 H 1W	BAYSWATER	7,736	Sep 19	1,131	1,019
WCB	20	MORTAL STORM 12 13 24 H 1W	BAYSWATER	10,277	Nov 19	NA	NA
WCB	21	VERTIGO 6 7 H 4W	BAYSWATER	9,832	Dec 18	1,010	935
WCB	22	GUITAR GALUSHA 4AA	CROWNQUEST	7,689	Apr 18	1,488	1,362
WCB	23	MUHLY B 1612 3AA	CROWNQUEST	7,623	Oct 17	785	737
WCB	24	MORGAN RANCH 38 47 UNIT 1WB	HANNATHON	7,727	May 17	923	811
WCB	25	MAVERICK 1WB	SM	10,412	Sep 17	1,617	1,428
WCB	26	SUNDOWN 4566WB	SM	10,336	Oct 17	1,389	1,294
WCB	27	TACKLEBERRY 43 42 A 2WB	SM	7,885	Nov 16	2,099	1,720
WCD	28	BANDOLERO 5 8 H 1W	BAYSWATER	9,340	Jan 20	NA	NA
WCD	29	JACUZZI 1HD	CROWNQUEST	10,258	Sep 19	1,187	1,017
WCD	30	MORGAN CHEVRON 46 39 A UNIT 1H	HANNATHON	10,360	Oct 19	1,025	880



HighPeak Acreage
Middle Spraberry
Jo Mill
Dean
Wolfcamp B
Wolfcamp D

(1) Peak rates are normalized to 10,000' completed lateral length.

Geologic Overview

HIGHPEAK ENERGY

Key Points

- Wolfcamp A and Lower Spraberry have consistently high gross thickness moving from SM's acreage through the easternmost HighPeak acreage
- Reservoir intervals are comprised of interbedded organic-rich shale, siltstone, and carbonate and robust porosity is found throughout the Wolfcamp A and Lower Spraberry throughout HighPeak's acreage
- Logs and maps highlight the geologic potential of the acreage which compares favorably with any other part of Howard County

Wolfcamp A Structure Map (SSTVD')



A
A'



Middle Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
SM: Viper 14-09 1WA
SM: Sundown 45-241S
Grenadier: Oldham Trust 3875LS
Grenadier: Morgan Neal 1-3WA
Grenadier: Morgan Neal 1-2LS
Grenadier: Oldham Trust 3871 WA
HighPeak: Cole 36-37 A Unit A2H
HighPeak: Jasmine 1H, A 1H
HighPeak: O'Daniel Ranch 3-10

(1) Resistivity shaded red >25 ohm and total porosity shaded green >3%.

Wolfcamp A and Lower Spraberry Geologic Overview

HighPeak Acreage Lies within the Core Fairways of the Wolfcamp A and Lower Spraberry

Wolfcamp A characterized by >250' gross, >200' net, and >35 MMBo/section OOIP across majority of acreage
Lower Spraberry characterized by >300' gross, >250' net, and >40 MMBo/section OOIP across majority of acreage



OOIP (MMBo/section)(1)
Net Thickness (ft)(2)
Gross Thickness (ft)
Structure (SSTVD')
Wolfcamp A
Lower Spraberry

Source: Management interpretation from public well log data points across Howard County.

(1) Calculated using >5% PHIT, Sw = 40%, Bo = 1.4.

(2) Net cutoff of >5% PHIT.

HighPeak Acreage Overlies Thermally Mature Reservoir

Thermal Maturity Data Indicates Pay Section is Well Within Oil Window

Key Points

- Howard County has one of the densest vertical well log data sets in the entire Permian Basin with over 1,300 wells having digital logs
- Robust geochemical data set of 21 wells covers HighPeak assets and allows for technical de-risking of thermal maturity moving to the north and east
- All wells show Wolfcamp A Tmax >435 across the acreage position
- Thermal maturity of reservoir intervals is well understood by large data set and is not anticipated to be a development challenge

Jasmine 1H Lateral Cuttings Analysis (Wolfcamp A) (1)



Immature
Mature
Postmature
Oil Zone
Condensate WetGas Zone
Dry Gas Zone
Stained or Contaminated
Low Level Conversion
Tmax (C)

Wolfcamp A Structure (SSTVD') and Wolfcamp A Geochemistry Tmax Data



0
-200
-400
-600
-800
-1000
-1200
-1400
-1600
-1800
-2000
-2200
-2400
-2600
-2800
-3000
-3200
-3400
-3600
-3800
-4000
-4200
-4400
-4600
-4800
-5000
-5200
-5400
-5600
-5800
-6000
-6200
-6400
-6600
-6800
-7000
Jasmine 1H
447
445
447
445
444
447
446
448
450
446
452
445
440
446
443
440
449
444
445
435
442

(1) Source: Schlumberger cuttings analysis.

HIGHPEAK RECENT ACTIVITY

Key Points

- HighPeak has drilled 22 wells in the Flat Top area with 6 wells producing, 8 wells completed (4 flowing back) and 8 DUCs
- Jasmine wells were drilled first and have produced steadily since being put online
- Cole well recently had a workover that has resulted in stable production over 300 bopd from 3,700' of lateral (810 bopd normalized to 10,000' lateral)
- ODR 3-well pad was brought online in Jan. 2020 and production continues to improve with peak rates >800 bopd
- Oldham 4-well pad was recently brought online and is beginning to cut oil
- ODR 2-well pad and Bigby A6H/L6H have been frac'd and need to have pumps installed to begin production
- Remaining DUCs include:
  - 2 WCA wells @ 15,000'
  - 2 WCA + 2 LS wells @ 12,500'
  - 1 WCA + 1 LS well @ 10,000'

FLAT TOP ACTIVITY



Legend
PRODUCING
COMPLETED
DUC

Financial Appendix

Financial Projections – Alternate Case

Assumes $40.00 / Bbl (oil) & $2.50 / MMBtu (gas)

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Crude Oil: $40.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes an average of 3 operated rigs starting in Aug 2020
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $5.25 MM for a 10,000' well
- Forecast includes new production from 12 DUCs starting in late-Q2
- Assumes G&A of $7 MM and $9 MM in 2021 and 2022, respectively
- Cash Flow Statistics:
  - EBITDA (NTM at Close): $201 MM
  - EBITDA (2nd NTM): $482 MM
- Business plan expected to turn free cash flow positive in Q2 2022, which is approximately 18 months from the closing of the Business Combination

HighPeak Financial Projections

	2020	2021	2022	12-mo Period Ending 7/31/2021	12-mo Period Ending 7/31/2022
Average Rigs, Operated	2	3	3	3	3
Gross Wells Drilled, Operated	34	88	103	86	101
Gross Wells Tied-In, Operated	23	84	106	70	98
Benchmark Price ($ / Bbl)	$ 40.00	$ 40.00	$ 40.00	$ 40.00	$ 40.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50	$ 2.50	$ 2.50
Net Production, Total (MMBoe)	1.8	12.3	21.1	7.5	18.0
Average Rate (M Boe/d)	*4.9*	*33.8*	*57.9*	*20.6*	*49.3*
Annual Growth Rate (%)	*-*	*591%*	*71%*	*-*	*140%*
Exit Rate (M Boe/d)	*15.1*	*47.0*	*66.7*	*36.6*	*58.5*
Revenue, Crude Oil	$ 59	$ 390	$ 642	$ 241	$ 555
Revenue, Natural Gas	1	8	17	5	14
Revenue, Natural Gas Liquids	2	19	37	10	30
Revenue, Total	**$ 62**	**$ 417**	**$ 696**	**$ 256**	**$ 598**
Operating Expenses, LOE	$ 10	$ 46	$ 78	$ 31	$ 66
Operating Expenses, Prod. Taxes	4	30	50	18	43
Operating Expenses, G&A	4	7	9	6	8
Operating Expenses, Total	**$ 19**	**$ 83**	**$ 137**	**$ 55**	**$ 117**
EBITDA	**$ 44**	**$ 334**	**$ 560**	**$ 201**	**$ 482**
LMA EBITDA	***$ 148***	***$ 459***	***$ 628***	***$ 366***	***$ 540***
Capital Expenditures, DCE&F	$ 108	$ 451	$ 467	$ 363	$ 458
Capital Expenditures, Infrastructure	10	29	39	29	36
Capital Expenditures, Total	**$ 119**	**$ 480**	**$ 505**	**$ 392**	**$ 494**
Unlevered Free Cash Flow	**$ (75)**	**$ (146)**	**$ 54**	**$ (191)**	**$ (12)**
Cumulative Free Cash Flow	$ (75)	$ (221)	$ (167)	$ (191)	$ (203)
Net Debt	**$ 10**	**$ 164**	**$ 124**	**$ 138**	**$ 164**
Net Debt / LMA EBITDA	**0.03x**	**0.29x**	**0.18x**	**0.29x**	**0.25x**

Financial Projections – Alternate Case

Assumes $50.00 / Bbl (oil) & $2.50 / MMBtu (gas)

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Crude Oil: $50.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes an average of 3 operated rigs starting in Aug 2020
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $5.25 MM for a 10,000' well
- Forecast includes new production from 12 DUCs starting in late-Q2
- Assumes G&A of $7 MM and $9 MM in 2021 and 2022, respectively
- Cash Flow Statistics:
  - EBITDA (NTM at Close): $262 MM
  - EBITDA (2nd NTM): $623 MM
- Business plan expected to turn free cash flow positive in Q3 2021, which is approximately 12 months from the closing of the Business Combination

HighPeak Financial Projections

	2020	2021	2022	12-mo Period Ending 7/31/2021	12-mo Period Ending 7/31/2022
Average Rigs, Operated	2	3	3	3	3
Gross Wells Drilled, Operated	34	88	103	86	101
Gross Wells Tied-In, Operated	23	84	106	70	98
Benchmark Price ($ / Bbl)	$ 50.00	$ 50.00	$ 50.00	$ 50.00	$ 50.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50	$ 2.50	$ 2.50
Net Production, Total (MMBoe)	1.8	12.3	21.1	7.5	18.0
Average Rate (M Boe/d)	*4.9*	*33.8*	*57.9*	*20.6*	*49.3*
Annual Growth Rate (%)	*-*	*591%*	*71%*	*-*	*140%*
Exit Rate (M Boe/d)	*15.1*	*47.0*	*66.7*	*36.6*	*58.5*
Revenue, Crude Oil	$ 74	$ 492	$ 809	$ 304	$ 699
Revenue, Natural Gas	1	8	17	5	14
Revenue, Natural Gas Liquids	3	23	46	13	37
Revenue, Total	**$ 78**	**$ 523**	**$ 872**	**$ 322**	**$ 750**
Operating Expenses, LOE	$ 10	$ 46	$ 78	$ 31	$ 66
Operating Expenses, Prod. Taxes	6	37	63	23	54
Operating Expenses, G&A	4	7	9	6	8
Operating Expenses, Total	**$ 20**	**$ 90**	**$ 149**	**$ 60**	**$ 128**
EBITDA	**$ 58**	**$ 433**	**$ 723**	**$ 262**	**$ 623**
LMA EBITDA	***$ 193***	***$ 594***	***$ 814***	***$ 472***	***$ 704***
Capital Expenditures, DCE&F	$ 108	$ 451	$ 467	$ 363	$ 458
Capital Expenditures, Infrastructure	10	29	39	29	36
Capital Expenditures, Total	**$ 119**	**$ 480**	**$ 505**	**$ 392**	**$ 494**
Unlevered Free Cash Flow	**$ (60)**	**$ (48)**	**$ 218**	**$ (130)**	**$ 129**
Cumulative Free Cash Flow	$ (60)	$ (108)	$ 110	$ (130)	$ (1)
Net Debt	**$ (5)**	**$ 47**	**$ (169)**	**$ 76**	**$ (49)**
Net Debt / LMA EBITDA	**NA**	**0.07x**	**NA**	**0.12x**	**NA**

Illustrative Transaction Timeline

Date	Event
May 2019	▪ Business Combination Transaction Agreed ▪ Business Combination Transaction Announced ▪ Business Combination Proxy Filed with the SEC
July 2020	▪ Set Record Date for Stockholder Vote
July 2020	▪ Mail Final Proxy Materials to Stockholder
July 2020	▪ Hold Stockholder Vote
August 2020	▪ Close Transaction

Investment Highlights

HIGHPEAK ENERGY

1

Attractive entry point valuation with differentiated growth and return profile

- Proposed valuation implies ~5.1x NTM EBITDA and ~3.0x 2021E EBITDA[1] (a ~41% discount to the Permian comps on a 2021E EBITDA multiple basis)[2][3]
- Projected two-year production CAGR in excess of 260%[4]
- Projected Year 1 to Year 2 EBITDA growth rate of over 175%[4]

2

Contiguous position in Howard County with exceptional ability to grow black oil rate with peer-leading margins

- HighPeak is projected to produce ~80% oil, relative to peer average of ~60%[3]
- Industry-leading all-in-cost and full cycle economics
  - Projected margins allows for rapid, capital efficient growth[2]

3

Pure-play Permian mid-cap Company with low leverage

- Less than 1x Net Debt / LQA EBITDA at end of Year 1
- Permian peers on average are levered ~1.9x Net Debt / LQA EBITDA and ~3.0x Net Debt / 2021E EBITDA[2][3]
- Many Permian Basin mid-cap peers have disparate assets in non-core basins burdening management focus and operating margins

4

Sponsor and management team highly aligned with public investors

- Sponsor pro forma ownership of approximately 89% provides unique alignment[5]
- Management incentives structure promotes long-term value creation (compensation driven by equity performance incentives)
- Sponsor to provide downside protection and preferred return to Large Investors[6]

5

Skilled, cycle-tested management team

- Management team has demonstrated repeated ability to achieve best in class metrics
- Successfully led multiple public companies through a wide range of industry cycles

NOTE: Cash flow and NAV assume Model Price: OIL ($/bbl): $32 (H2/2020), $35 (2021), $40 (2022) // GAS (MMBtu): $2.50

(1) NTM EBITDA is the period of 08/01/20 through 07/31/21 and 2nd NTM EBITDA is the period of 08/01/21 through 07/31/22.

(2) Source: EBITDA guidance per consensus Wall Street research estimates (as of 04/30/20) and Q4 2019 public filings.

(3) Permian peers include CPE,CDEV,CXO,ESTE,FANG,LPI,MTDR,PE,PXD,QEP,SM,WPX

(4) Assumes an average of 3 operated rigs. See slide 15 for details regarding our projections and related assumptions.

(5) Reflects illustrative case which assumes proceeds of $100 MM from a combination of existing Pure stockholders and Class A Common Stock issued in PIPE.

(6) See Slide 9 for more information.

Appendix

Extensive Access to Well Data

HIGHPEAK ENERGY

Key Points

- Active drilling programs on and around HighPeak acreage has provided an extensive well data set
- Data through operated wells and numerous data trades
  - Access to daily production
  - Access to drilling & completion designs
  - Access to well costs

Wells by Bench			
Bench	HPK	Data	Total (1)
Lower Spraberry	8	44	52
Wolfcamp A	15	81	96
Wolfcamp B	-	15	15
Other	-	14	14
Total	23	154	177



Legend
HighPeak Acreage
Middle Spraberry
Lower Spraberry
Wolfcamp A
Wolfcamp B
Wolfcamp D

(1) Includes 30 wells in progress as of 3/31/20.

Substantial Existing In-Basin Infrastructure with Premier Midstream & Marketing Solutions Available

HIGHPEAK ENERGY

Attractive solutions identified for "manufacturing mode" development

Crude Oil Gathering and Takeaway

- HighPeak anticipates entering into an agreement with a reputable third party containing the following terms in the near future
- Optionality to Midland, Cushing or MEH for all-in tariffs ranging from \$0.50 / Bbl to \$2.50 / Bbl
  - Provides HighPeak with highly advantageous pricing optionality between direct WTI pricing and Brent-linked export markets
- 10-year primary term, annual evergreen thereafter

Natural Gas Gathering and Processing

- Current production is being sold to a third party gas purchaser at attractive rates
- Gas is presently being sent to a number of processing plants which reduces HighPeak's exposure to individual plant downtime while maintaining pricing stability through fixed recoveries
- HighPeak is currently evaluating a number of all-encompassing solutions with multiple midstream providers for gas G&P

Salt Water Disposal

- Majority of existing HighPeak horizontal wells are connected to third party disposal wells at attractive rates
- Access to third party capacity to meet near-term disposal volumes
- HighPeak is evaluating a number of solutions for SWD management, including developing a HighPeak-operated SWD system
  - HighPeak currently permitting company-owned SWDs
  - Model forecast includes capex to build such a system

Big Spring Alon Refinery



Infrastructure Map



Borden
Howard
Vealmoor Plant
Alon Refinery
200 MBbl
+ 300 MBbl pending
HighPeak Acreage
Gas Processing Plant
Gas Gathering
Gas Compressor Station
Crude Refinery
Crude Trunklines
Crude Gathering
Crude Tank Storage
Third Party SWD System
Third Party SWD
Frac Pit
Tank Batteries